UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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OWL ROCK TECHNOLOGY FINANCE CORP. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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•	Re: Vote now! Owl Rock Technology Finance Corp. II Annual Meeting

•	Re: PLEASE VOTE! Owl Rock Technology Finance Corp. II Annual Meeting

•	Re: REMINDER: Your ORTF II shares still need to be voted for the Annual Meting

•	Re: VOTE NOW! Owl Rock Technology Finance Corp. II is still seeking investor votes on important proposals

•	Re: ORTF II - We Need Your Vote – One Week Left!

•	Re: ORTF II - Last Day to Vote Your Shares, We Need Your Vote!

VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of March 24, 2023 Vote Common Shares by: June 20, 2023 Control Number: 0123456789012345 This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.000 123,456,789,012.000 123,456,789,012.000 123,456,789,012.000 123,456,789,012.000 View documents: Proxy Statement | 10-K Report | © 2023 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement

Subject: Upcoming Owl Rock BDCs Annual Meetings

Hi XX,

I hope you’re well.

I wanted to make sure you received the proxy materials for our upcoming annual meetings which we distributed a few weeks ago, and check in on whether you had any questions about the proposals on the ballot since we have not received your vote. I’ve included a copy of the proxy materials for Owl Rock Technology Finance Corp. II here for your convenience.

By way of background, there are two proposals on the ballot this year:

(i) To elect two board members, Eric Kaye and Victor Woolridge, for 3-year terms

(ii) To ratify the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023

We’d very much appreciate your vote for these proposals in line with our Board’s recommendations. Your shares can be voted by visiting www.proxyvote.com and entering [your control number below/the control number provided on the proxy materials you received].

If you have any questions about the proposals or how to vote, please let us know and we would be happy to help. Thank you for your support, XX

Subject: Please Vote - 2023 Annual Meeting

All – We wanted to make you aware that proxy materials for our BDCs were sent to all shareholders over the past month. If you were a shareholder of record as of March 24, 2023, we would encourage you to vote as soon as possible by going to www.proxyvote.com or by calling 1-800-690-6903 and providing the control number which is listed in the email or proxy card you received.

There are two proposals on the ballots for this year:

•	Proposal 1: To elect two board members, Eric Kaye and Victor Woolridge, for 3-year terms

•	Proposal 2: To ratify the appointment of KPMG as independent registered public accounting firm for the fiscal year ending December 31, 2023

The Board of Directors unanimously recommend investors vote “FOR” each of the proposals. The voting deadline is June 20, 2023 at 11:59 PM EST.

Please let us know if you have any questions.

Thanks,

XX